SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

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WELLS FARGO FUNDS TRUST (the "Trust"), on behalf of the following series:

Wells Fargo Target Today Fund
 Wells Fargo Target 2010 Fund
 Wells Fargo Target 2015 Fund
 Wells Fargo Target 2020 Fund
 Wells Fargo Target 2025 Fund
 Wells Fargo Target 2030 Fund
 Wells Fargo Target 2035 Fund
 Wells Fargo Target 2040 Fund
 Wells Fargo Target 2045 Fund
 Wells Fargo Target 2050 Fund
 Wells Fargo Target 2055 Fund
 Wells Fargo Target 2060 Fund
 (each a "Fund" and together the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

October 6, 2017

As a shareholder of one or more of the Funds, you are receiving this notice regarding the availability of an information statement (the "Information Statement") relating to the change of the sub-adviser for the Funds. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of a Fund, you do not need to take any action.

At a meeting held on April 18-19, 2017, the Trust's Board of Trustees (the "Board") unanimously approved a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Funds, Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager"), as investment adviser, and Wells Capital Management Incorporated ("Wells Capital Management"), as investment sub-adviser, with respect to the Funds. Effective July 14, 2017, Wells Capital Management is the new sub-adviser for the Fund.

The Trust and Funds Management have received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with certain sub-advisers or to change the terms of existing sub-advisory agreements with certain sub-advisers. Approval of the Sub-Advisory Agreement by each Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to each Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Funds' website at wellsfargofunds.com. The Information Statement will be available on the Funds' website until at least January 4, 2018. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

Only one copy of this notice will be delivered to shareholders of a Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Wells Fargo Funds at P.O. Box 8266, Boston, MA 02266-8266 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Wells Fargo Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

October 6, 2017	NOT107

WELLS FARGO FUNDS TRUST (the "Trust"), on behalf of the following series:

Wells Fargo Target Today Fund
 Wells Fargo Target 2010 Fund
 Wells Fargo Target 2015 Fund
 Wells Fargo Target 2020 Fund
 Wells Fargo Target 2025 Fund
 Wells Fargo Target 2030 Fund
 Wells Fargo Target 2035 Fund
 Wells Fargo Target 2040 Fund
 Wells Fargo Target 2045 Fund
 Wells Fargo Target 2050 Fund
 Wells Fargo Target 2055 Fund
 Wells Fargo Target 2060 Fund
 (each a "Fund" and together the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

INFORMATION STATEMENT

October 6, 2017

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of each Fund, each a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Manager of Managers Order") that the Trust and Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager") have received from the U.S. Securities and Exchange Commission (the "SEC"). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Trust's Board of Trustees (the "Board"), and without approval by shareholders, to retain a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, that the Manager believes is best suited to achieve a Fund's investment objective.

Appointment of Wells Capital Management Incorporated as Sub-Adviser to the Funds

At a meeting held on April 18-19, 2017 (the "Meeting"), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously approved a new investment sub-advisory agreement (the "Sub-Advisory Agreement") for the Funds among the Trust, on behalf of the Funds, the Manager, as investment adviser, and Wells Capital Management Incorporated ("Wells Capital Management"), as investment sub-adviser, effective July 14, 2017.

Board Considerations

Under the 1940 Act, the Board of the Trust must determine whether to approve any amendment to any investment management agreement or any new sub-advisory agreement for any fund of the Trust. In this regard, at the Meeting, the Board, all the members of which are Independent Trustees, reviewed and approved for each of the Funds: (i) an amendment to the investment management agreement (the "Management Agreement") with Funds Management; and (ii) the Sub-Advisory Agreement with Wells Capital Management, an affiliate of Funds Management, as investment sub-adviser responsible for the Funds. The Board noted that the approval of the amendment to the Management Agreement related to a reduced management fee rate payable by each of the Funds to Funds Management, and the approval of the Sub-Advisory Agreement related to the replacement of Global Index Advisors, Inc. ("GIA") with Wells Capital Management as sub-adviser to each of the Funds.

At the Meeting and at previous meetings of the Board held on February 28-March 1, 2017 and March 27, 2017 (collectively, the "Meetings"), the Board considered the factors and reached the conclusions described below relating to the approval of the amendment to the Management Agreement and the Sub-Advisory Agreement. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the amendment to the Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management took into account previous requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees in connection with the approval of advisory agreements. In considering and approving the amendment to the Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through previous interactions with Funds Management with respect to the Funds. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the amendment to the Management Agreement and the Sub-Advisory Agreement, and determined that the compensation payable to Funds Management under the amended Management Agreement and to Wells Capital Management under the Sub-Advisory Agreement are reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

The Board noted that the amendment to the Management Agreement would reduce the management fee payable by each of the Funds to Funds Management. The Board noted that the amendment to the Management Agreement would not change any other terms of the Management Agreement, and therefore, would not result in any changes to the nature, extent and quality of services provided to the Funds by Funds Management.

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Funds by Wells Capital Management under the Sub-Advisory Agreement. This information included, among other things, a summary of the investment strategy and revised glidepath to be used by Wells Capital Management in managing the Funds and the names and experience of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Wells Capital Management to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Wells Capital Management, and the compliance oversight to be provided by Funds Management. The Board noted that Wells Capital Management is an affiliate of Funds Management, while GIA is not an affiliate of Funds Management.

Investment Performance and Expenses

The Board received hypothetical performance information for Wells Capital Management's investment strategy for the Funds using a revised glidepath. The Board noted that hypothetical performance information has many inherent limitations, including but not limited to the fact that such performance figures are prepared with the benefit of hindsight. The Board further noted that it would have the opportunity to review investment performance information relating to the Funds on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board noted that it considered the expense ratios for each of the Funds in connection with the annual approval of the Management Agreement and the sub-advisory agreement with GIA (the "GIA Sub-Advisory Agreement"). The Board considered that the amendment to the Management Agreement would reduce the management fee rate payable by each of the Funds to Funds Management, and discussed and accepted Funds Management's proposal to reduce the net operating expense ratio caps for each share class of the Funds.

The Board further noted that the sub-advisory fees payable to Wells Capital Management by Funds Management under the Sub-Advisory Agreement would be lower than the sub-advisory fees payable to GIA under the GIA Sub-Advisory Agreement.

Investment Management and Sub-Advisory Fee Rates

The Board reviewed and considered the contractual investment management fee rates that would be payable by each of the Funds to Funds Management for investment management services under the amended Management Agreement (the "New Management Agreement Rates"). The Board considered that the New Management Agreement Rate for each of the Funds was lower than the management fee rate previously paid by such Fund to Funds Management.

The Board further reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Wells Capital Management for investment sub-advisory services under the Sub-Advisory Agreement (the "New Sub-Advisory Agreement Rates"). The Board considered that the New Sub-Advisory Agreement Rate for each of the Funds was lower than the sub-advisory fee rate paid by Funds Management to GIA under the GIA Sub- Advisory Agreement for each of the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the New Management Agreement Rates and the New Sub-Advisory Agreement Rates were reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Funds Management or Wells Capital Management in connection with its approval of the amendment to the Management Agreement or the Sub-Advisory Agreement, although it noted that in connection with the Board's annual approval of each Fund's management and sub-advisory agreements, the Board had received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board noted that Wells Capital Management's profitability was subsumed within the profitability information provided to the Board for Wells Fargo and its affiliates that provide services to the fund family as a whole.

Economies of Scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the reduced management fee schedule in the amendment to the Management Agreement, which operate generally to reduce the Fund's expense ratios as the Funds grow in size. The Board concluded that the breakpoints in each Fund's management fee structure appeared to be a reasonable approach to sharing potential economies of scale with the Funds.

Other Benefits to Funds Management and Wells Capital Management

The Board considered potential "fall-out" or ancillary benefits to be received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationships with the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Funds Management and its affiliates, including Wells Capital Management, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the amendment to the Management Agreement and the Sub-Advisory Agreement, and determined that the compensation payable to Funds Management under the amended Management Agreement and to Wells Capital Management under the Sub-Advisory Agreement is reasonable.

Information about Wells Capital Management

Wells Capital Management is an SEC registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

The name and principal occupation of Wells Capital Management's principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, CA 94105.

■

Ameer Khan, Executive Vice President, Sales and Marketing

■

Kirk Hartman, President, Chief Investment Officer

■

Sallie Squire, Executive Vice President, Chief Administrative Officer

■

Karen Norton, Senior Vice President, Chief Operating Director

■

Francis Baranko, Senior Vice President, Chief Equity Officer

■

James Germany, Senior Vice President, Chief Fixed Income Officer

■

Siobhan Foy, Senior Vice President, Chief Compliance Officer

Wells Capital Management is a directly and wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC, which is an indirect wholly-owned subsidiary of Wells Fargo & Company. The business address of Wells Fargo Asset Management Holdings, LLC and Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.

No Officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Wells Capital Management. No Trustee of the Trust has any material direct or indirect interest in Wells Capital Management or any person controlling, controlled by or under common control with Wells Capital Management. Since the beginning of the Funds' most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Wells Capital Management, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Wells Capital Management does not serve as investment adviser or sub-adviser to any other registered investment companies with a similar investment objective as any of the Funds.

Portfolio Managers

The following portfolio managers are primarily responsible for the day-to-day management of the Funds.

Kandarp R. Acharya, CFA, FRM Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm's Asset Allocation Committee.
 Petros Bocray, CFA, FRM Mr. Bocray joined Wells Capital Management in 2006, where he currently serves as a Portfolio Manager. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Wells Capital Management where he co-managed several of the team's portfolios.
 Christian L. Chan, CFA Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm's asset allocation mutual funds, and also served as the firm's Head of Investments.

Terms of the Sub-Advisory Agreement

The material terms of the Sub-Advisory Agreement, a copy of which is attached hereto as Exhibit A, are substantially similar to the material terms of the prior sub-advisory agreement with GIA. Under the terms of the Sub-Advisory Agreement, Wells Capital Management is responsible, subject to the direction and control of the Manager and the Board, for investing and reinvesting each Fund's assets in a manner consistent with the Trust's Declaration of Trust, as amended and/or restated to date, registration statement, investment guidelines, policies and restrictions established by the Board and applicable federal and state law. As such, Wells Capital Management has full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for each Fund.

The continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the advisory agreement between the Trust and the Manager, and is terminable at any time without penalty by the Board or by a vote of the majority of the outstanding shares of a Fund, or by the Manager or Wells Capital Management, on 60 days' written notice to the other parties. The Sub-Advisory Agreement provides that Wells Capital Management shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Wells Capital Management is entitled to an annual fee for its investment sub-advisory services to each Fund. All sub-advisory fees are paid by the Manager and not the Funds. Because the Manager pays Wells Capital Management out of the management fee it receives from the Funds, there is no duplication of advisory fees paid. In connection with the change in sub-adviser to Wells Capital Management, the management fee and sub-advisory fee schedules for each Fund will be reduced, as shown in the tables below.

Fund	Average Daily Net Assets	Management Fee effective until July 14, 2017	Average Daily Net Assets	Management Fee effective July 14, 2017
All Funds	First $5B Next $5B Over $10B	0.20% 0.19% 0.18%	First $5B Next $5B Over $10B	0.10% 0.09% 0.08%

Fund	Average Daily Net Assets	Sub-Advisory Fee effective until July 14, 2017	Average Daily Net Assets	Sub-Advisory Fee effective July 14, 2017
All Funds	First $300MM Next $200MM Over$500MM	0.06% 0.05% 0.04%	First $200MM Next $300MM Over $500MM	0.05% 0.04% 0.03%

The following tables show the management fee paid by each Fund to the Manager and sub-advisory fees paid by the Manager to GIA during the fiscal year ended February 28, 2017.

Fund	Management Fee Paid	Management Fee Paid as a % of Average Net Assets of the Fund
Target Today Fund	$475,251	0.08%
Target 2010 Fund	$313,662	0.08%
Target 2015 Fund	$582,276	0.10%
Target 2020 Fund	$3,150,794	0.14%
Target 2025 Fund	$2,815,242	0.14%
Target 2030 Fund	$3,723,576	0.15%
Target 2035 Fund	$1,878,734	0.15%
Target 2040 Fund	$2,924,519	0.16%
Target 2045 Fund	$1,041,312	0.14%
Target 2050 Fund	$1,929,589	0.15%
Target 2055 Fund	$226,545	0.10%
Target 2060 Fund	$0	0.00%

Fund	Sub-Advisory Fee Paid	Sub-Advisory Fee Paid as a % of Average Net Assets of the Fund
Target Today Fund	$315,813	0.053%
Target 2010 Fund	$215,175	0.058%
Target 2015 Fund	$315,773	0.053%
Target 2020 Fund	$975,873	0.043%
Target 2025 Fund	$873,606	0.044%
Target 2030 Fund	$1,064,375	0.043%
Target 2035 Fund	$571,781	0.046%
Target 2040 Fund	$815,627	0.044%
Target 2045 Fund	$374,172	0.051%
Target 2050 Fund	$584,942	0.046%
Target 2055 Fund	$140,773	0.060%
Target 2060 Fund	$6,941	0.060%

General Information

Principal Underwriter/Distributor. Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the fiscal year ended February 28, 2017.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Target Today Fund	$985	$985
Target 2010 Fund	$149	$149
Target 2015 Fund	$394	$394
Target 2020 Fund	$2,370	$2,370
Target 2025 Fund	$381	$381
Target 2030 Fund	$3,635	$3,635
Target 2035 Fund	$1,326	$1,326
Target 2040 Fund	$4,285	$4,285
Target 2045 Fund	$426	$426
Target 2050 Fund	$10,352	$10,352
Target 2055 Fund	$1,123	$1,123
Target 2060 Fund	$5	$5

Below are the distribution fees paid by the Fund for the fiscal year ended February 28, 2017. Class A and Administrator class shares do not pay 12b-1 fees.

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers	Other[1]
Target Today Fund
Class C	$21,835	$1,691	$20,144	$0
Class R	$75	$67	$8	$0
Target 2010 Fund
Class C	$14,778	$679	$14,099	$0
Class R	$133	$68	$65	$0
Target 2015 Fund
Class R	$105	$70	$35	$0
Target 2020 Fund
Class C	$51,261	$8,808	$42,453	$0
Class R	$1,066	$65	$1,001	$0
Target 2025 Fund
Class R	$1,577	$86	$1,491	$0
Target 2030 Fund
Class C	$36,151	$2,691	$33,460	$0
Class R	$2,285	$83	$2,202	$0
Target 2035 Fund
Class R	$316	$79	$237	$0
Target 2040 Fund
Class C	$35,835	$3,466	$32,369	$0
Class R	$818	$85	$733	$0
Target 2045 Fund
Class R	$87	$77	$10	$0
Target 2050 Fund
Class C	$7,872	$2,760	$5,112	$0
Class R	$96	$77	$19	$0
Target 2055 Fund
Class R	$129	$77	$52	$0
Target 2060 Fund
Class C	$1,663	$1,290	$373	$0
Class R	$277	$251	$26	$0
1	Funds Distributor had entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds were financed by an unaffiliated third party lender. Under this financing arrangement, Funds Distributor may have assigned certain amounts that it was entitled to receive pursuant to the Rule 12b-1 plan to the third party lender, as reimbursement and consideration for these payments. Funds Management purchased the rights and title to all payments due to the third party lender and is now entitled to receive payments under the Rule 12b-1 plan.

Brokerage Commissions to Affiliates. For the latest fiscal year, the Funds did not pay any brokerage commissions to affiliates.

Share Ownership. Please see Exhibit B for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of September 6, 2017. Additionally, as of September 6, 2017, the Trustees and Officers of the Funds, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of a Fund and each class of a Fund.

Outstanding Shares. As of September 6, 2017, the Funds had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Target Today Fund
Class A	5,019,260.659
Class C	243,217.012
Class R	3,043.418
Class R4	1,980,141.796
Class R6	4,315,434.807
Administrator Class	3,118,568.798
Target 2010 Fund
Class A	4,393,271.948
Class C	125,343.613
Class R	2,201.082
Class R4	2,340,703.567
Class R6	5,285,120.729
Administrator Class	3,108,261.797
Target 2015 Fund
Class A	4,709,893.763
Class R	2,716.520
Class R4	5,973,446.498
Class R6	7,956,201.643
Administrator Class	1,931,104.821
Target 2020 Fund
Class A	13,602,943.968
Class C	404,535.773
Class R	4,160.962
Class R4	14,363,155.221
Class R6	33,596,412.729
Administrator Class	10,181,174.845
Target 2025 Fund
Class A	11,816,211.722
Class R	3,423.116
Class R4	13,848,486.266
Class R6	23,580,664.956
Administrator Class	4,898,887.097
Target 2030 Fund
Class A	13,174,340.388
Class C	289,523.898
Class R	2,365.788
Class R4	20,063,321.434
Class R6	28,735,984.661
Administrator Class	12,286,279.113
Target 2035 Fund
Class A	10,118,970.451
Class R	16,366.380
Class R4	11,541,638.398
Class R6	19,657,799.648
Administrator Class	3,886,835.513
Target 2040 Fund
Class A	10,838,797.371
Class C	273,226.216
Class R	2,966.664
Class R4	14,062,371.396
Class R6	19,629,180.594
Administrator Class	8,056,358.006
Target 2045 Fund
Class A	4,875,579.080
Class R	3,486.967
Class R4	7,031,351.838
Class R6	12,734,638.677
Administrator Class	2,870,439.250
Target 2050 Fund
Class A	5,464,104.010
Class C	110,840.371
Class R	3,065.781
Class R4	15,265,589.686
Class R6	19,691,057.115
Administrator Class	8,878,466.724
Target 2055 Fund
Class A	654,796,941
Class R	3,023.450
Class R4	1,774,306.302
Class R6	3,556,225.002
Administrator Class	591,502.193
Target 2060 Fund
Class A	57,751.062
Class C	22,890.296
Class R	12,353.208
Class R4	579,904.199
Class R6	1,081,360.513
Administrator Class	442,530.835

Financial Information. The Funds' annual and semi-annual reports contain additional performance information about the Funds and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

EXHIBIT A

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC, AND WELLS CAPITAL MANAGEMENT INCORPORATED

This AMENDED AND RESTATED AGREEMENT is made as of this 1st day of March 2001, as amended and restated as of November 7, 2012, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and
WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.
Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94163, Attention: J. Mari Casas.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Capital Management Incorporated dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.
WELLS FARGO FUNDS TRUST
 on behalf of the Funds

 By:
 C. David Messman
 Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Andrew Owen
 Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

 By:
 Name:
 Title:

APPENDIX A
 WELLS CAPITAL MANAGEMENT INCORPORATED
 INVESTMENT SUB-ADVISORY AGREEMENT
 WELLS FARGO FUNDS TRUST

Wells Fargo Target Today Fund1
 Wells Fargo Target 2010 Fund1
 Wells Fargo Target 2015 Fund1
 Wells Fargo Target 2020 Fund1
 Wells Fargo Target 2025 Fund1
 Wells Fargo Target 2030 Fund1
 Wells Fargo Target 2035 Fund1
 Wells Fargo Target 2040 Fund1
 Wells Fargo Target 2045 Fund1
 Wells Fargo Target 2050 Fund1
 Wells Fargo Target 2055 Fund1
 Wells Fargo Target 2060 Fund1

 Appendix A amended: May 17, 2017

1On April 19, 2017 the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Target Date Funds, effective on or before July 14, 2017.

SCHEDULE A

WELLS CAPITAL MANAGEMENT INCORPORATED
 INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
 WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 27th day of March, 2009, and amended as of the 17th day of May 2017, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively, the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.
Wells Fargo Target Today Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2010 Fund2

 Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2015 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2020 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2025 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2030 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2035 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2040 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2045 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2050 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2055 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

Wells Fargo Target 2060 Fund2

Fee as % of Avg. Daily Net Assets
 First 200M - 0.05
 Next 300M - 0.04
 Over 500M - 0.03

2On April 19, 2017 the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Wells Fargo Target Date Funds, effective on or before July 14, 2017.

The foregoing fee schedule is agreed to as of May 17, 2017 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Paul Haast
 Senior Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

 By:
 Name:
 Title:

EXHIBIT B

Principal Holders of Fund Shares. Set forth below as of September 6, 2017, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Target Today Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	762,523.7020	15.19%
Massachusetts Mutual Insurane Co 1295 State St #C105 Springield, MA 01111-0001	512,858.3600	10.22%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Money Purchase Pension Plan Of 300 Singleton Ridge Rd. PO Box 829 Conway, SC 29526-9142	263,600.3690	5.25%
Target Today Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	205,822.0570	84.62%
Target Today Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,438,672.5530	46.13%
Wells Fargo Bank, NA Omnibus Acct. For Various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	1,018,494.6890	32.66%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	167,112.8410	5.36%
Target Today Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,548.5040	83.74%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St. Ste 1300 Denver, CO 80202-3304	494.9140	16.26%
Target Today Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	1,318,414.7420	66.58%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K 100 Magellan Way Covington, KY 41015-1987	347,562.8240	17.55%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	191,081.3180	9.65%
Target Today Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	1,864,336.5930	43.20%
NFS LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	647,701.1740	15.01%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	289,290.9100	6.70%
Wells Fargo Bank NA FBO Neenah Paper Supplemental Pension PO Box 1533 Minneapolis, MN 55480-1533	279,352.7770	6.47%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	233,573.5760	5.41%
Target 2010 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,038,101.3200	23.63%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	844,053.2780	19.21%
Target 2010 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	85,868.1890	68.51%
LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	9,909.5970	7.91%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	9,322.8870	7.44%
Target 2010 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,508,474.6930	48.53%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	835,660.0650	26.89%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	170,291.2770	5.48%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	163,955.9010	5.27%
Wells Fargo Bank NA FBO WF Target 2010 Fund R/R Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	163,213.6760	5.25%
Target 2010 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,201.0820	100.00%
Target 2010 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,972,281.6040	84.26%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	219,818.7530	9.39%
Target 2010 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,552,815.9100	48.30%
Matrix Trust Co as TTEE FBO Greenheck Fan Corp 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	985,959.0810	18.66%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	467,349.8370	8.84%
TIAA, FSB CUST/TTEE FBO: Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste. 1000 Saint Louis, MO 63102-2748	436,628.0850	8.26%
Target 2015 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	274,461.5090	5.83%
Target 2015 Fund Administrator Class
National Financial Services LLC For Exclusive Benefit of our Customers ATTN Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	666,156.1410	34.50%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	584,367.3140	30.26%
FIIOC FBO Ensign Facility Services 100 Magellan Way Covington< KY 41015-1987	191,611.0030	9.92%
Wells Fargo Bank NA FBO Chadwick MFG P/S Plan PO Box 1533 Minneapolis, MN 55480-1533	121,350.0170	6.28%
Target 2015 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,716.5200	100.00%
Target 2015 Fund Class R4
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,921,382.1740	48.91%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	1,484,771.2310	24.86%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	1,013,829.6840	16.97%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	391,283.4500	6.55%
Target 2015 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,366,156.4330	29.74%
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,628,617.3230	20.47%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	755,916.9780	9.50%
T Rowe Price Retmnt Services Inc FBO retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	596,902.2260	7.50%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	525,728.5910	6.61%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. FPG 90 Boston, MA 02116-5021	477,376.2130	6.00%
Target 2020 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,820,354.3160	20.73%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,343,658.3400	17.23%
Target 2020 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	288,161.3210	71.23%
American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402-2405	23,091.0260	5.71%
MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. East, Fl 3 Jacksonville, FL 32246-6484	22,220.2530	5.49%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	24,037.0220	5.94%
Target 2020 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	4,265,568.0150	41.90%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,434,084.5290	23.91%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,052,028.3400	10.33%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	939,627.7280	9.23%
Target 2020 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	1,944.4840	46.73%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	1,901.4170	45.70%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St. Suite 1300 Denver, CO 80202-3304	283.9600	6.82%
Target 2020 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	9,852,428.0200	68.60%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	2,577,343.1870	17.94%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	769,402.1350	5.36%
Target 2020 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	9,250,352.8760	27.53%
Wells Fargo Bank NA FBO PE Pipeline Non Union Health Veba PO Box 1533 Minneapolis, MN 55480-1533	5,683,134.7040	16.92%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K FINOPS - IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	4,715,620.3650	14.04%
Matrix Trust Co As TTEE FBO Greenheck Fan Corp 401K & Savings PO Box 52129 Phoenix, AZ, 85072-2129	2,784,603.5200	8.29%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,798,379.5130	5.35%
Wells Fargo Bank NA FBO PE Pipeline Union Health Veba PO Box 1533 Minneapolis, MN 55480-1533	1,766,977.2880	5.26%
Target 2025 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	831,170.4050	7.03%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	610,431.2010	5.17%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	606,042.0000	5.13%
Target 2025 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,471,473.4700	30.04%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	1,084,911.0200	22.15%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	795,696.8920	16.24%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	618,046.9650	12.62%
Wells Fargo Bank NA Omnbus Acct For various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	340,800.2570	6.96%
Target 2025 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	2,846.7720	83.16%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	282.3780	8.25%
Matrix Trust Company Cust FBO Employee Prophet Retirement Acct 717 17th St. STE 1300 Denver, CO 80202-3304	225.0070	6.57%
Target 2025 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	4,261,952.0370	30.78%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	4,087,990.8760	29.52%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,985,732.7760	21.56%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	1,500,831.6170	10.84%
Target 2025 Fund Class R6
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	6,659,162.1390	28.24%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	5,675,785.7630	24.07%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrsion, NY 10528-2418	2,124,091.5460	9.01%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	1,648,212.8280	6.99%
TIAA, FSB CUST/TTEE FBO Retirement Plans for Which TIAA acts as Recordkeeper ATTN: Trust Opperations 211 N Broadway St. Ste 1000 Saint Louis, MO 63102-2748	1,364,954.9250	5.79%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. FPG 90 Boston, MA 02116-5021	1,416,072.0090	6.01%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd. Owings Mills, MD 21117-4903	1,401,273.9290	5.94%
Target 2030 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	2,449,566.2450	18.59%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,167,102.1950	16.45%
Target 2030 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	191,634.6160	66.19%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	21,184.4050	7.32%
MLPF&S For the Sole Benefit of Its Customers: ATTN Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	15,605.3470	5.39%
Target 2030 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	4,771,868.7790	38.84%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,421,745.2640	27.85%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	1,389,867.4600	11.31%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	939,792.7210	7.65%
Target 2030 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	1,863.1280	78.75%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	335.4270	14.18%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St. STE 1300 Denver, CO 80202-3304	124.0670	5.24%
Target 2030 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	13,544,058.3840	67.51%
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	3,409,827.6540	17.00%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	1,132,794.7990	5.65%
Massachusetts Mutual Insurance Co 1295 State St Springfield, MA 01111-0001	1,286,347.8640	6.41%
Target 2030 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	12,306,717.0430	42.83%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	4,117,871.1390	14.33%
Matrix Trust Co. As TTEE FBO Greenheck Fan Crop 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	2,931,917.0250	10.20%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,242,804.0150	7.80%
Target 2035 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	749,170.6320	7.40%
Target 2035 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,481,559.5650	38.12%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	947,465.7460	24.38%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	550,449.0810	14.16%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	506,660.1900	13.04%
Target 2035 Fund Class R
Ascensus Trust Company FBO Elena Langdon MD PLLC Individual K PO Box 10758 Fargo, ND 58106-0758	13,413.7700	81.96%
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,828.7770	17.28%
Target 2035 Fund Class R4
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	3,392,152.5730	29.39%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	3,204,891.9920	27.77%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	3,135,130.4610	27.16%
NFS LLC FEBO State Street Bank Trust Co TTE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528-2418	1,046,127.5880	9.06%
Target 2035 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5,385,039.5410	27.39%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	3,621,580.0220	18.42%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Opperations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	1,684,305.5630	8.57%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrision, NY 10528-2418	1,575,070.0350	8.01%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. FPG 90 Boston, MA 02116-5021	1,278,847.1550	6.51%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	1,237,098.0540	6.29%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd. Owings Mills, MD 21117-4903	1,218,910.7810	6.20%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	1,208,029.0510	6.15%
Target 2040 Fund Class A
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	3,456,777.9460	31.89%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,347,220.4020	12.43%
Target 2040 Fund Class C
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	127,647.7850	46.72%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	71,400.0440	26.13%
Target 2040 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	3,109,085.2050	38.59%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,154,259.2040	26.74%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	901,088.6090	11.18%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	550,083.7910	6.83%
Target 2040 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	1,688.1490	56.90%
Mid Atlantic Trust Company FBO Katopody LLC 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	1,033.6180	34.84%
Mid Atlantic Trust Company FBO Manatee Air Heating & Cooling 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	241.4730	8.14%
Target 2040 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	9,992,364.5190	71.06%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	2,077,458.0180	14.77%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave. Harrison, NY 10528-2418	844,294.9880	6.00%
Massachusetts Mutual Insurance Co 1295 State St. Springfield, MA 01111-0001	745,617.3900	5.30%
Target 2040 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	9,521,474.4650	48.51%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	2,080,037.8510	10.60%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit PLans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,565,642.3470	7.98%
Matrix Trust Co. As TTEE FBO Greenheck Fan Corp 401k & Savings PO Box 52129 Phoenix, AZ 85072-2129	1,153,233.6790	5.88%
TIAA, FSB CUST/TTEE FBO Retirement Plans for Which TIAA acts as Recordkeeper ATTN: Trust Opperations 211 N Broadway St. Ste 1000 Saint Louis, MO 63102-2748	1,039,576.7320	5.30%
Target 2045 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	492,564.0010	10.10%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	348,963.0220	7.16%
FIIOC FBO Tenable Network Security Inc 401k Profit Sharing Plan & Trust 100 Magellan Way Covington, KY 41015-1987	348,080.1740	7.14%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	295,223.4090	6.06%
Target 2045 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,105,873.3780	38.53%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood, MA 02090-2324	582,855.4160	20.31%
National Financial Services LLC for Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	492,465.6130	17.16%
FIIOC FBO ensign Facility Services 100 magellan Way Covington, KY 41015-1987	363,896.7350	12.68%
Target 2045 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,758.0830	79.10%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th Ste 1300 Denver, CO 80202-3304	692.2960	19.85%
Target 2045 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	2,188,504.4590	31.12%
NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401K Finops-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	2,302,465.3620	32.75%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,343,819.2580	19.11%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, Ny 10528-2418	869,684.6080	12.37%
Target 2045 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,988,728.0180	31.32%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,345,444.2740	10.57%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	1,183,271.7860	9.29%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. Boston, MA 02116-5021	1,042,655.6520	8.19%
TIAA, FSB CUST/TTEE FBO Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis, MO 63102-2748	1,108,735.9740	8.71%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	1,001,240.0930	7.86%
ING National Trust 1 Orange Way #B3N Windsor, CT 06095-4773	833,940.5910	6.55%
T Rowe Price Retirement Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd. Owings Mills, MD 21117-4903	740,508.0480	5.81%
Target 2050 Fund Class A
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	1,266,847.8320	23.18%
Taynik & Co C/O Investors Bank & Trust Co Attn: Mutual Fund Processing 200 Clarendon St. Fpg 90 Boston, MA 02116-5021	370,217.2930	6.78%
Target 2050 Fund Class C
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	69,324.9230	62.54%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	24,271.9480	21.90%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	6,586.1310	5.94%
Target 2050 Fund Administrator Class
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	3,502,966.6540	39.45%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,457,614.0280	27.68%
Charles Schwab & Co Inc 211 Main St. San Francisco, CA 94105-1905	1,135,037.9040	12.78%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	449,212.9420	5.06%
Target 2050 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,921.0400	95.28%
Target 2050 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	11,937,234.2840	78.20%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	1,850,674.1150	12.12%
Target 2050 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28262-8522	10,520,583.8220	53.43%
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,990,881.7560	10.11%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	1,159,176.3730	5.89%
Target 2055 Fund Fund Level
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076%
Target 2055 Fund Class A
FIIOC FBO Tenable Network Security Inc 401(K) Profit Sharing Plan & Trust 100 Magellan Way (KWIC) Covington, KY 41015-1987	104,874.7680	16.02%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	42,268.0990	6.46%
Massachusetts Mutual Insurance Co 1295 State St #C105 Springfield, MA 01111-0001	42,912.5950	6.55%
Target 2055 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	371,325.2660	62.78%
VRSCO FBO AIGFSB Cust TTEE FBO UAB Hospital Management 403B 2727-A Allen Parkway Houston, TX 77019-2107	85,625.3240	14.48%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	70,847.4850	11.98%
Target 2055 Fund Class R
Wells Fargo Funds Seeding Account c/o Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St, 9th Floor San Francisco, CA 94105-2708	2,424.4870	80.19%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th Ste 1300 Denver, CO 80202-3304	598.9630	19.81%
Target 2055 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	623,044.6790	35.11%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way Covington, KY 41015-1987	583,207.0430	32.87%
NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, Ny 10528-2418	337,758.1040	19.04%
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	195,547.8500	11.02%
Target 2055 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	1,936,164.1930	54.44%
NFS LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	595,188.9270	16.74%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	292,884.3550	8.24%
Target 2060 Fund Class A
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	7,530.0000	13.04%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	13,110.2850	22.70%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,261.7070	17.77%
Massachsuetts Mutual Life Insurance 1295 State Street Springfield, MA 01111-0001	13,804.0800	23.90%
Wells Fargo Bank NA Cust For The Rollover IRA Of Matthew J. Collins PO Box 34 Cobb, WI 53526-0034	5,790.9560	10.03%
Target 2060 Fund Class C
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	12,813.4540	55.98%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,076.8420	44.02%
Target 2060 Fund Administrator Class
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	355,998.4130	80.45%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	51,184.1570	11.57%
Target 2060 Fund Class R
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	10,356.6410	83.84%
Matrix Trust Company Cust FBO Employee Prophet Retirement Account 717 17th St Ste 1300 Denver, CO 80202-3304	1,996.5670	16.16%
Target 2060 Fund Class R4
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	569,600.9140	98.22%
Target 2060 Fund Class R6
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	906,621.4150	83.84%

October 6, 2017	INFO107